UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2004

EDUCATION FUNDING CAPITAL I, LLC

(DEPOSITOR)

EDUCATION FUNDING CAPITAL TRUST-IV

(ISSUER)

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-111959	27-0046437
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
Six East Fourth Street Suite 310-A Cincinnati, Ohio 45202
(Address of Principal Executive Offices)

Registrant’s Telephone Number: (866) 300-8112

Exhibit Index appears on Page 4

Item 5.    Other Events and Regulation FD Disclosure.

Issuance by Education Funding Capital Trust-IV of $1,000,000,000 Education Loan Backed Notes.

On January 16, 2004, the Depositor filed with the Securities and Exchange Commission a registration statement on Form S-3 registering $2,000,000,000 Education Loan Backed Notes to be offered on a delayed basis. The Securities and Exchange Commission assigned file number 333-111959 to that registration.

Effective as of April 2, 2004, U.S. Bank National Association (the “Co-Owner Trustee”) and Wilmington Trust Company (the “Owner Trustee”) executed and filed with the Delaware Secretary of State the Certificate of Trust of Education Funding Capital Trust-IV, thereby forming Education Funding Capital Trust-IV (the “Trust”) as a Delaware statutory trust. In connection therewith, Education Funding Capital I, LLC (the “Depositor”), the Co-Owner Trustee and the Owner Trustee executed and delivered the Trust Agreement dated as of April 2, 2004 (the “Original Trust Agreement”).

On May 3, 2004, the Underwriting Agreement dated May 3, 2004 (the “Underwriting Agreement”) regarding the Notes was executed and delivered by Citigroup Global Markets Inc., for itself and as representative of the underwriters named therein, RBC Dain Rauscher and Fifth Third Securities, Inc., Education Lending Group, Inc. (the “Seller”), Education Lending Services, Inc. (“ELS”), the Depositor and the Trust.

On May 5, 2004, the Depositor filed with the Securities and Exchange Commission a final Prospectus Supplement dated May 5, 2004 regarding the issuance of the Notes.

In connection with the issuance of the Notes, the following agreements were executed and delivered by the respective parties thereto: (a) the Amended and Restated Trust Agreement dated as of May 1, 2004 (the “Amended and Restated Trust Agreement”) among the Depositor, the Owner Trustee, the Co-Owner Trustee, and Fifth Third Bank, as eligible lender trustee on behalf of the Trust (the “Trust Eligible Lender Trustee”); (b) the Seller Transfer and Sale Agreement dated as of May 1, 2004 (the “Seller Transfer and Sale Agreement”) among the Seller, the Depositor, Fifth Third Bank, as eligible lender trustee on behalf of the Seller (the “Seller Eligible Lender Trustee”), and Fifth Third Bank, as eligible lender trustee on behalf of the Depositor (the “Depositor Eligible Lender Trustee”); (c) the Depositor Transfer and Sale Agreement dated as of May 1, 2004 (the “Depositor Transfer and Sale Agreement”) among the Depositor, the Trust, the Depositor Eligible Lender Trustee, and the Trust Eligible Lender Trustee; (d) the Indenture of Trust dated as of May 1, 2004 (the “Indenture”) among the Trust, U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”) and the Trust Eligible Lender Trustee; (e) the First Supplemental Indenture of Trust dated as of May 1, 2004 (the “First Supplemental Indenture”) among the Trust, the Indenture Trustee and the Trust Eligible Lender Trustee; (f) the Master Servicing Agreement dated as of May 1, 2004 (the “Master Servicing Agreement”) among ELS, as master servicer (the “Master Servicer”), the Trust, the Indenture Trustee and the Trust Eligible Lender Trustee; (g) the Administration Agreement dated as of May 1, 2004 (the “Depositor Administration Agreement”) between ELS and the Depositor; (h) the Administration Agreement dated as of May 1, 2004 (the “Trust Administration Agreement”) between ELS and the Trust; (i) the Auction Agent Agreement dated as of May 1, 2004 (the “Auction Agent Agreement”) among the Trust, the Indenture Trustee and Deutsche Bank Trust Company Americas, as auction agent (the “Auction Agent”); (j) the Market Agent Agreement dated as of May 1, 2004 (the “Market Agent Agreement”) among Citigroup Global Markets Inc., as market agent, the Trust and the Indenture Trustee; and (k) the Broker-Dealer Agreement dated as of May 1, 2004 (the “Broker-Dealer Agreement”) between Citigroup Global Markets Inc. and the Auction Agent.

On May 12, 2004, the Trust issued $1,000,000,000 Education Loan Backed Notes.

Exhibit Index appears on Page 4

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description of Document
1.1	Underwriting Agreement
3.1	Original Trust Agreement
3.2	Amended and Restated Trust Agreement
4.1	Indenture of Trust
4.2	First Supplemental Indenture of Trust
5.1	Opinion of Thompson Hine LLP with respect to legality
8.1	Opinion of Squire, Sanders & Dempsey L.L.P. with respect to federal tax matters
99.1	Master Servicing Agreement
99.2	Seller Transfer and Sale Agreement
99.3	Depositor Transfer and Sale Agreement
99.4	Depositor Administration Agreement
99.5	Trust Administration Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of San Diego, State of California, on May 25, 2004.

EDUCATION FUNDING CAPITAL I, LLC

By:	/s/ DOUGLAS L. FEIST

Douglas L. Feist, Executive Vice President and Secretary

Exhibit Index appears on Page 4

EXHIBIT INDEX

Exhibit No.	Description of Document
1.1	Underwriting Agreement
3.1	Original Trust Agreement
3.2	Amended and Restated Trust Agreement
4.1	Indenture of Trust
4.2	First Supplemental Indenture of Trust
5.1	Opinion of Thompson Hine LLP with respect to legality
8.1	Opinion of Squire, Sanders & Dempsey L.L.P. with respect to federal tax matters
99.1	Master Servicing Agreement
99.2	Seller Transfer and Sale Agreement
99.3	Depositor Transfer and Sale Agreement
99.4	Depositor Administration Agreement
99.5	Trust Administration Agreement